UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2010
INSULET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33462 (Commission File Number)	04-3523891 (IRS Employer Identification No.)
9 Oak Park Drive
Bedford, Massachusetts 01730
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (781) 457-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
     On December 14, 2010, Insulet Corporation (the “Company”) announced the repayment of all of its outstanding indebtedness under the Facility Agreement dated March 13, 2009 with Deerfield Private Design Fund, L.P. (“DPDF”), Deerfield Private Design International, L.P. (“DPDI”), Deerfield Partners, L.P. (“DP”) and Deerfield International Limited (collectively with DPDF, DPDI and DP, the “Deerfield Parties”), which was subsequently amended on September 25, 2009 and June 17, 2010 (as amended, the “Facility Agreement”). On December 14, 2010, the Company paid the Deerfield Parties $33.3 million, which consisted of $32.5 million related to the outstanding principal amount and $0.8 million related to interest and prepayment fees to extinguish the indebtedness. The amount under the Facility Agreement accrued interest at a rate of 8.5% per year and was due in September 2012.
     The Facility Agreement, along with the related security documents, was terminated on December 14, 2010, upon repayment of the outstanding indebtedness.
     The foregoing descriptions of the Facility Agreement and the amendments thereto do not purport to be complete and are qualified in their entirety by the terms and conditions of the Facility Agreement attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 16, 2009, the Amendment to Facility Agreement attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 28, 2009, and the Second Amendment to Facility Agreement attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 21, 2010, which exhibits are incorporated herein by reference.
     The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Facility Agreement, dated March 13, 2009, by and among Insulet Corporation and the lenders named therein, filed as an exhibit on the Company’s Current Report on Form 8-K filed on March 16, 2009 and is incorporated herein by reference.

10.2
Amendment to Facility Agreement, dated September 25, 2009, by and between Insulet Corporation and the lenders named therein, filed as an exhibit on the Company’s Current Report on Form 8-K filed on September 28, 2009 and is incorporated herein by reference.

10.3
Second Amendment to Facility Agreement, dated June 17, 2010, by and between Insulet Corporation and the lenders named therein, filed as an exhibit on the Company’s Current Report on Form 8-K filed on June 21, 2010 and is incorporated herein by reference.

99.1	Press Release dated December 14, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION
December 14, 2010	By:	/s/ Brian Roberts
Chief Financial Officer